J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan High Yield Municipal ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated January 16, 2024

to the current Summary Prospectus and Prospectus, as supplemented

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Rachel Betton	2023	Managing Director
Curtis White	2024	Executive Director
Richard Taormina[1]	2023	Managing Director
Kevin M. Ellis[1]	2023	Managing Director

1	Effective February 16, 2024, Messrs. Taormina and Ellis will no longer serve as portfolio managers of the Fund.

In addition, the second paragraph of the section titled “The Funds’ Management and Administration — The Portfolio Managers” of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Rachel Betton, Curtis White, Richard Taormina and Kevin M. Ellis are the portfolio managers responsible for the day-to-day management of the Fund.

Ms. Betton, Managing Director, is a member of the Global Fixed Income, Currency & Commodities (GFICC) group. Based in New York, she is a senior portfolio manager for the for the Municipal Strategies Team. Prior to joining the firm in July 2023, Ms. Betton spent the last 10 years at PIMCO where she was a senior member of the municipal portfolio management team where she managed investment grade funds and ETFs, as well as high yield, interval and state-specific strategies. Before that, she was an institutional municipal trader at Morgan Stanley where she focused on high yield. She has a B.A. in College of Social Studies from Wesleyan University.

Mr. White, Executive Director, is a member of the GFICC group. Based in New York, Mr. White is a portfolio manager for the Municipal Strategies Team and manages mutual funds, and ETFs, as well as separately managed fixed income portfolios. An employee since 1997, Mr. White was previously a portfolio manager for the Global Liquidity team and managed various tax-exempt money market funds as well as individual account portfolios. Prior to this, Mr. White was a performance analyst. Before joining the firm, he worked for BISYS Fund Services as a mutual fund accountant and was a personal financial advisor for American Express Financial Advisors. Mr. White holds a B.S.B.A. in Finance/Business Management from Slippery Rock University.

Mr. Taormina, Managing Director, is a portfolio manager in the Municipal Strategies Team and is responsible for overseeing the Fund’s investments in taxable and tax-exempt securities. An employee since 1997, Mr. Taormina is responsible for managing municipal mutual funds, institutional fixed income accounts, and quantitative analysis. Messrs. Ellis and Taormina also were the predecessor fund’s portfolio managers since 2018 and 2007, respectively.

Mr. Ellis, Managing Director, is a member of the GFICC group. Based in New York, Mr. Ellis is a senior portfolio manager for the Municipal Strategies Team and manages mutual funds, and ETFs, as well as fixed income portfolios for private clients. Before joining the firm in 2003, Mr. Ellis worked at Alliance Capital/Sanford Bernstein as a municipal bond trader. Mr. Ellis holds a B.S. in Business Administration from Boston University and is a CFA charterholder.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP-HYM-ETF-124

J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan High Yield Municipal ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated January 16, 2024

to the current Statement of Additional Information, as supplemented

Effective immediately, the “Portfolio Managers — Portfolio Managers’ Other Accounts Managed” section of the Statement of Additional Information with respect to the Fund is deleted in its entirety and replaced with the following:

Portfolio Managers’ Other Accounts Managed*

The following table shows information regarding all of the other accounts managed for which advisory fees are not based on the performance of the accounts that are managed by each portfolio manager as of November 30, 2023:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
High Yield Municipal ETF
Rachel Betton[1]	0	$0	0	$0	0	$0
Curtis White	2	4,306,172	0	0	12	316,696
Richard Taormina[1,2]	8	10,286,584	0	0	4	490,731
Kevin M. Ellis[1,2]	7	6,009,454	0	0	107	2,757,201

1	Data as of February 28, 2023.
2	Effective February 16, 2024, Messrs. Taormina and Ellis will no longer serve as portfolio managers of the Fund.

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of November 30, 2023:

	Performance Based Fee Advisory Accounts*
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
High Yield Municipal ETF
Rachel Betton[1]	0	$0	0	$0	0	$0
Curtis White	0	0	0	0	0	0
Richard Taormina[1,2]	0	0	0	0	0	0
Kevin M. Ellis[1,2]	0	0	0	0	0	0

*	The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
1	Data as of February 28, 2023.
2	Effective February 16, 2024, Messrs. Taormina and Ellis will no longer serve as portfolio managers of the Fund.

In addition, effective immediately, the information in the “Portfolio Managers — Portfolio Managers’ Ownership of Securities” section of the Statement of Additional Information is deleted in its entirety and replaced with the following:

SUP-SAI-HYM-ETF-PM-124

The following table indicates the dollar range of securities beneficially owned by each portfolio manager, as of November 30, 2023. Aggregate Dollar Range, if applicable, includes each portfolio manager’s deferred compensation balance attributable to the Fund through participation in the Adviser’s deferred compensation plan. If applicable, this reflects an obligation of the Adviser to pay deferred compensation to the portfolio manager at a future date in an amount based on the performance of the Fund and accordingly, is the economic equivalent of an investment in Fund shares.

Aggregate Dollar Range of Securities in the Fund
Fund	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
High Yield Municipal ETF
Rachel Betton[1]	x
Curtis White	x
Richard Taormina[1,2]	x
Kevin M. Ellis[1,2]	x

1	Data as of February 28, 2023.
2	Effective February 16, 2024, Messrs. Taormina and Ellis will no longer serve as portfolio managers of the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE